UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2016

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54554	45-1226465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4093 Oceanside Boulevard, Suite B
Oceanside, California 92056
(Address of Principal Executive Offices and Zip Code)

(760) 295-7208
(Issuer's telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrant’s Certifying Accountant.

The Board of Directors of Therapeutic Solutions International, Inc. (the “Company”) accepted the resignation of PLS CPA, as the Company’s independent accounting firm because they had reached the maximum auditor rotation limit for the Company.  After careful deliberation, the Company decided to engage Squar Milner LLP as the Company’s independent registered public accounting firm with respect to the Company’s U.S. financial statements for the fiscal year ending December 31, 2016, which engagement became effective on November 7, 2016.

The audit reports of PLS CPA on the Company’s financial statements for the years ended December 31, 2015 and December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except the audit reports for years ended December 31, 2015 and December 31, 2014 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the years ended December 31, 2015 and December 31, 2014, and during the period from January 1, 2016 through October 31, 2016, the Company had: (i) no disagreements with PLS CPA of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PLS CPA’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim periods; and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided PLS CPA with a copy of the foregoing disclosures prior to the filing of this Form 8-K and requested that PLS CPA furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether or not PLS CPA agreed with the disclosure in this Item 4.01. A copy of PLS CPA’s letter to the SEC in response to the foregoing request is attached as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2015 and December 31, 2014, and during the period from January 1, 2016 through October 31, 2016, neither the Company nor anyone on its behalf consulted Squar Milner LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Items 304(a)(1)(iv) and 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number

          Exhibit

16.1

          Letter of PLS CPA, November 8, 2016 to the SEC regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2016

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By: /s/ Gerry Berg

Gerry Berg

Chief Financial Officer

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